SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      -------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 1999


                    Supermarkets General Holdings Corporation
             (Exact name of Registrant as specified in its charter)

  Delaware                      0-16404                      13-3408704
(State or other               (Commission                 (I.R.S. Employer
jurisdiction of               File Number)               Identification No.)
incorporation)

200 Milik Street, Carteret, New Jersey                           07008
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (732) 499-3000


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Item 5. Other Events.

                   A copy of the press release, dated December 16, 1999, issued by the registrant is attached as an exhibit to this report and is incorporated herein by reference.



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                                  EXHIBIT INDEX

Exhibit
  No.       Description
------      -----------

99.1        Press Release issued by the registrant, dated December 16, 1999.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SUPERMARKETS GENERAL HOLDINGS
                                      CORPORATION



Date: December 16, 1999               /s/ Marc A. Strassler
                                      ------------------------------------------
                                      Name:      Marc A. Strassler
                                      Title:     Senior Vice President and
                                                 General Counsel